GROUP VEL ACCOUNT
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

          SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001 AND JULY 17, 2001


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The last paragraph of the section "TRANSFER PRIVILEGE" under THE CERTIFICATE is deleted. The following is inserted as the first section under THE CERTIFICATE:

MARKET TIMERS
The Certificates are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Certificate Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Certificates.

In order to prevent "market timing" activities that may harm or disadvantage other Certificate Owners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Certificate Owners.

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                                              SUPPLEMENT DATED DECEMBER 17, 2001







Group VEL COLI (Executive Choice)